UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2011

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

Effective May 18, 2011, the Board of Directors (the "Board") of Juniper Networks (the "Company") elected Mercedes Johnson to serve as a Class I director. Pursuant to the terms of the Company’s 2006 Equity Incentive Plan, on May 18, 2011, Ms. Johnson was automatically granted an option to purchase 50,000 shares of the Company’s common stock. The exercise price of the option is the closing market price of the Company’s common stock on May 18, 2011. The option will vest and become exercisable as to 1/36th of the covered shares each month following the grant date, with the last 1/36th vesting on the day prior to the Company’s annual stockholder meeting in the third calendar year following the date of grant. Ms. Johnson will also be entitled to the standard non-employee director compensation arrangements as described in the Company’s 2011 proxy statement filed with the Securities and Exchange Commission on April 8, 2011. Ms. Johnson was also appointed to serve on the Board’s Audit Committee.

(e) Compensatory Arrangements of Certain Officers.

On May 18, 2011, the Company held its annual meeting of stockholders, at which the Company’s stockholders approved the Juniper Networks Inc. Performance Bonus Plan (the "Bonus Plan") for purposes of complying with Internal Revenue Code Section 162(m). The Company’s stockholders also approved an amendment to the Juniper Networks Inc. 2006 Equity Incentive Plan (the "Amended Equity Plan") to, increase the number of shares of common stock reserved under the plan for future issuance by thirty million (30,000,000) shares. The Company’s Compensation Committee had previously approved the Bonus Plan and the Board had previously approved the Amended Equity Plan, each subject to such stockholder approval. The Company’s executive officers are eligible to participate in the Bonus Plan and the Amended Equity Plan.

The above descriptions of the Bonus Plan and the Amended Equity Plan do not purport to be complete, and are qualified in their entirety by reference to the Bonus Plan and the Amended Equity Plan, respectively, which are filed as Exhibits 10.33 and 10.56 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the election of Ms. Johnson as described above in Item 5.02(d), effective May 18, 2011, the Board amended Section 3.2 of the Company’s Bylaws to increase the size of the Board from ten members to eleven members. A copy of the Company’s amended and restated Bylaws, effective as of May 18, 2011, is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, the Company held its annual meeting of stockholders on May 18, 2011, at which the Company’s stockholders voted upon the following proposals described in the Company’s 2011 proxy statement: (1) To elect Mary B. Cranston, Kevin R. Johnson, J. Michael Lawrie and David Schlotterbeck to serve as Class III directors for a term of three years; (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; (3) to approve the Juniper Networks, Inc. Performance Bonus Plan for purposes of complying with Internal Revenue Code Section 162(m); (4) to approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by thirty million (30,000,000) shares; (5) to hold a non-binding advisory vote regarding executive compensation; (6) to hold a non-binding advisory vote on the frequency of the vote regarding executive compensation; and (7) to consider a stockholder proposal requesting that the Board take action to declassify the Board. All nominated directors were elected, the stockholders indicated their preference, on an advisory basis, that an advisory vote on executive compensation be held every year, and the other proposals were approved by the required stockholder vote. The final number of shares voted with respect to each proposal is as set forth below.

(1) Proposal for election of Class III directors*:

Mary B. Cranston

For: 394,040,856; Withheld: 47,695,901

Kevin R. Johnson

For: 429,827,326; Withheld: 11,909,431

J. Michael Lawrie

For: 432,510,339; Withheld: 9,226,418

David Schlotterbeck

For: 438,234,357; Withheld: 3,502,400

*results exclude 35,338,174 broker non-votes

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2011:

For: 470,033,502; Against: 6,890,077; Abstain: 151,352

(3) Proposal to approve the Juniper Networks, Inc. Performance Bonus Plan for purposes of complying with Internal Revenue Code Section 162(m)*:

For: 430,727,799; Against: 10,839,228; Abstain: 169,730

*results exclude 35,338,174 broker non-votes

(4) Proposal to approve an amendment to the Juniper Networks, Inc. 2006 Equity Incentive Plan that increases the number of shares reserved for issuance thereunder by thirty million (30,000,000) shares*:

For: 255,342,782; Against: 186,150,798; Abstain 243,177

*results exclude 35,338,174 broker non-votes

(5) Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers of Juniper Networks, Inc.*:

For: 405,113,022; Against: 34,386,267; Abstain: 2,237,468

*results exclude 35,338,174 broker non-votes

(6) Proposal to approve a non-binding advisory resolution on the frequency of future advisory votes on executive compensation*:

1 Year: 371,649,510; 2 Years: 17,141,037; 3 Years: 52,725,490; Abstain: 220,720

*results exclude 35,338,174 broker non-votes

Based on these results, the Board determined to hold an annual advisory vote on executive compensation.

(7) Stockholder proposal*:

For: 416,874,380; Against: 10,376,977; Abstain: 1,503,142

*results exclude 39,550,253 broker non-votes

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description
No.
________________________________________

3.2 Amended and Restated Bylaws of Juniper Networks, Inc.

10.7 Juniper Networks, Inc. 2006 Equity Incentive Plan, as amended++

10.56 Juniper Networks, Inc. Performance Bonus Plan++

++ Indicates management contract or compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

May 23, 2011	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Juniper Networks, Inc.
10.7	Juniper Networks, Inc. 2006 Equity Incentive Plan, as amended++
10.56	Juniper Networks, Inc. Performance Bonus Plan++